TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN (Tables)	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Schedule of Maturity of Debt Obligations	The financing liability of land from a related party mature as follows, as of December 31, 2019:
2020	$747
2021	794
2022	6,765

$8,306

Schedule of Transactions and Balances with Related Party and Other Loan
The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz). The following table summarizes such transactions:

	Year ended December 31,
	2019	2018	2017
Cost of revenues	$6,890	$6,607	$6,936
Research and development	$301	$185	$179
Selling and marketing	$708	$779	$776
General and administrative	$1,283	$1,341	$1,654
Finance expenses, net	$511	$531	$564

2.	Balances with related party and other loan:

	December 31,
	2019	2018

Related party and other loan (1,2)	$2,212	$2,908
Long-term loan and financing liability of land from a related party (2)	$7,915	$7,089

(1)
On January 17, 2011 a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders at that time CIOT and the Company, on a pro rata basis. Although the Company acquired CIOT ownership interset in Caesarstone Canada Inc. during December, 2018, the loan continues to bear interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 0.25% (See also note 1c). The interest accrued on the loan is payable on a quarterly basis. Such loan will be repaid in three equal installments commencing 2020.

(2)
In September, 2012, a financing leaseback of $10,900 related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 6.07% and is subject to adjustment for increases in the Israeli consumer price index.